[redacted]

UT-Battelle, LLC
Acting under contract DE-AC05-00OR22725
With the U.S. Department of Energy
Internet: http://www.ornl.gov/adm/contracts/index.shtml

Subcontract Modification

Subcontract Modification

Except as provided herein, the subcontract remains unchanged.

1. Subcontract Number: 4000130255	**2. Modification Number:** 25

3a. Subcontract Administrator: Lisa Cobb

3b. Email address: COBBLL@ORNL.GOV	**3c. Telephone:** 865-576-5470	**3d. Fax:** 865-241-5557

4. Name and Address of Seller: Seller Number: 219986 AMERICAN CENTRIFUGE OPERATING LLC 6903 ROCKLEDGE DR # 400 2 DEMOCRAC BETHESDA MD 20817-1872	**5. Modification Issued By:** UT-Battelle, LLC c/o Oak Ridge National Laboratory P.O. BOX 2008, BLDG. 5300 OAK RIDGE, TN 37831-6050

6. Description of Modification:

Modification 25, dated August 13, 2015, is issued to add, delete, or modify the following:

- Add $6,944,051 in funding (increased from $110,093,546 to $117,037,597). Subcontract is now fully funded.

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Section H. Special Provisions

Limitation of Company's Obligation - is hereby deleted.

No other changes.

*******************End of Modification*************************

7. Accounting information:

Previous total value:	Change in total value:	Revised total value:
$ 117,037,597.00	$ 0.00	$ 117,037,597.00
Previous funded value:	**Change in funded value:**	**Revised funded value:**

8. Performance Period: Performance Period is revised as follows: 05/01/2014 - 09/30/2015

9. (X) Seller is required to sign and return a copy of this document. *(Checked if applicable)*	10. UT-Battelle, LLC
A. Signature of person authorized to sign for Seller [signature]	A. Signature of person authorized to sign Lisa L. Cobb Digitally signed by Lisa L. Cobb DN: cn=Lisa L. Cobb, o=UT-Battelle, LLC, ou=Acquisition Management Services, email=cobbLL@ornl.gov, c=US Date: 2015.08.13 14:13:31 -04'00'
B. Name of signer Charles Kerner	B. Name of signer
C. Title of signer Director, Procurement & Contracts	C. Title of signer
D. Date 8/14/15	D. Date
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